UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/29/2009

NUTRI SYSTEM INC DE
(Exact name of registrant as specified in its charter)

Commission File Number:  0-28551

DE	23-3012204
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

300 Welsh Road, Building 1, Suite 100, Horsham, PA 19044
(Address of principal executive offices, including zip code)

215 706 5302
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On April 29, 2009, NutriSystem, Inc. ("NutriSystem") issued a press release announcing its financial results for the fiscal quarter ended March 31, 2009. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

On April 29, 2009, NutriSystem issued a press release announcing its financial results for the fiscal quarter ended March 31, 2009. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01.    Other Events

The Board of Directors of NutriSystem has extended the expiration of its previously announced stock repurchase program to March 31, 2011 from March 31, 2009. As of March 31, 2009, NutriSystem was authorized to purchase an additional $113.8 million under the existing repurchase program.

Item 9.01.    Financial Statements and Exhibits

The following press release is included as an exhibit to this report and is furnished under item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRI SYSTEM INC DE

Date: April 29, 2009	By:	/s/ David D Clark
David D Clark
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated April 29, 2009 announcing financial results for the quarter ended March 31, 2009.